Pacer Military Times Best Employers ETF
Schedule of Investments
July 31, 2020 (Unaudited)
	Shares	Value
COMMON STOCKS - 99.4%
Aerospace/Defense - 4.2%
Boeing Co.	203	$32,074
Lockheed Martin Corp.	76	28,802
		60,876
Airlines - 2.0%
Southwest Airlines Co.	924	28,542
Auto Manufacturers - 2.0%
General Motors Co.	1,147	28,549
Banks - 10.3%
Associated Banc-Corp.	2,118	27,195
Bank of America Corp.	1,230	30,603
Citigroup, Inc.	619	30,956
JPMorgan Chase & Co.	305	29,475
US Bancorp	835	30,761
		148,990
Beverages - 2.2%
Brown-Forman Corp. - Class B	450	31,203
Commercial Services - 6.0%
Booz Allen Hamilton Holding Corp.	363	29,679
United Rentals, Inc. (a)	209	32,472
Vectrus, Inc. (a)	540	23,755
		85,906
Computers - 5.8%
Accenture PLC - Class A	147	33,043
CACI International, Inc. - Class A (a)	118	24,523
Leidos Holdings, Inc.	282	26,835
		84,401
Diversified Financial Services - 3.8%
Capital One Financial Corp.	436	27,817
Charles Schwab Corp.	826	27,382
		55,199
Electric - 8.2%
Dominion Energy, Inc.	349	28,280
Exelon Corp.	775	29,923
Southern Co.	520	28,397
Xcel Energy, Inc.	456	31,482
		118,082
Environmental Control - 2.1%
Waste Management, Inc.	278	30,469
Food - 4.3%
Hormel Foods Corp.	608	30,923
Kellogg Co.	454	31,321
		62,244
Healthcare-Services - 4.2%
DaVita, Inc. (a)	367	32,072
Humana, Inc.	72	28,257
		60,329
Insurance - 8.9%
Marsh & McLennan Cos., Inc.	280	32,648
Progressive Corp.	373	33,697
Prudential Financial, Inc.	487	30,861
Travelers Cos., Inc.	277	31,694
		128,900
Internet - 4.8%
Amazon.com, Inc. (a)	12	37,976
CDW Corp.	268	31,155
		69,131
Lodging - 1.9%
Hilton Worldwide Holdings, Inc.	374	28,069
Media - 2.2%
Comcast Corp. - Class A	749	32,057
Miscellaneous Manufacturing - 4.2%
Eaton Corp. PLC	350	32,596
General Electric Co.	4,517	27,418
		60,014
Packaging & Containers - 2.1%
Sonoco Products Co.	573	29,647
Pharmaceuticals - 4.0%
CVS Health Corp.	453	28,512
Merck & Co., Inc.	368	29,528
		58,040
Retail - 4.3%
Home Depot, Inc.	116	30,797
Walmart, Inc.	239	30,926
		61,723
Software - 3.8%
Fiserv, Inc. (a)	278	27,742
ManTech International Corp. VA - Class A	382	26,579
		54,321
Telecommunications - 4.0%
AT&T, Inc.	962	28,456
Verizon Communications, Inc.	517	29,717
		58,173
Transportation - 4.1%
Union Pacific Corp.	175	30,336
Werner Enterprises, Inc.	642	28,239
		58,575
TOTAL COMMON STOCKS (Cost $1,496,181)		1,433,440

	Principal Amount
SHORT-TERM INVESTMENTS - 0.5%
Money Market Deposit Accounts - 0.5%
U.S. Bank Money Market Deposit Account, 0.04% (b)	$6,648	6,648
TOTAL SHORT-TERM INVESTMENTS (Cost $6,648)		6,648

Total Investments (Cost $1,502,829) - 99.9%		1,440,088
Other Assets in Excess of Liabilities - 0.1%		1,023
TOTAL NET ASSETS - 100.0%		$1,441,111

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The rate shown is as of July 31, 2020.

Summary of Fair Value Disclosure at July 31, 2020 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements.  The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America ("GAAP").  The Funds are investment companies that follow the accounting and reporting guidelines of the Financial Accounting Standards Board  Accounting Standards Codification Topic 946 applicable to investment companies.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market, Nasdaq Global Select Market, and Nasdaq Capital Market Exchange  (collectively "Nasdaq"). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price ("NOCP") will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of  Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturies of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2020:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 1,433,440	$ -	$ -	$ -	$ 1,433,440
Short-Term Investments	6,648	-	-	-	6,648
Total Investments in Securities	$ 1,440,088	$ -	$ -	$ -	$ 1,440,088
^ See Schedule of Investments for industry breakouts.

For the period ended July 31, 2020, the Fund did not recognize any transfers to or from Level 3.